UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07377

Morgan Stanley Insight Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	November 30,

Date of reporting period:	November 30, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Insight Fund (formerly Morgan Stanley
Multi Cap Growth Trust)

Annual Report

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Insight Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	8
Expense Example	10
Portfolio of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	42
Investment Advisory Agreement Approval	43
Privacy Notice	46
Trustee and Officer Information	49
Federal Tax Notice	55

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley Insight Fund (the "Fund") (formerly Morgan Stanley Multi Cap Growth Trust) performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended November 30, 2019

Total Return for the 12 Months Ended November 30, 2019
Class A	Class L	Class I	Class C	Class IS	Class IR*	Russell 3000® Growth Index[1]	Lipper Multi-Cap Growth Funds Index[2]
21.87%	21.29%	22.17%	21.00%	22.01%	–4.84%	20.28%	18.78%

The performance of Morgan Stanley Insight Fund's (the "Fund") six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

*  Performance shown for Class IR shares is for the period since inception on July 12, 2019. Performance information for very short periods should not be the sole factor in making an investment decision because short-term returns may not be indicative of the Fund's long-term performance potential.

Market Conditions

U.S. stocks performed well in the 12-month period ended November 30, 2019. Receding recession fears, monetary easing from the U.S. Federal Reserve and other central banks, and optimism for a preliminary U.S.-China trade deal supported share prices. The economy remained on a slow and steady path, as resilient consumer spending more than offset softer business investment and a contraction in the manufacturing sector. Despite economic uncertainty, corporate earnings expectations continued to meet or beat lowered expectations, which further bolstered investor sentiment for stocks.

Within the Russell 3000® Growth Index, the top-performing sectors for the reporting period were information technology, communications services and real estate. Energy was the only sector with negative performance in the reporting period and the weakest performing sector by far, followed by the health care and consumer discretionary sectors.

Performance Analysis

All share classes except Class IR shares of the Fund outperformed both the Russell 3000® Growth Index (the "Index") and the Lipper Multi-Cap Growth Funds Index for the 12 months ended November 30, 2019, assuming no deduction of applicable sales charges. Class IR shares commenced offering on July 12, 2019 and therefore do not have a full 12-month performance history.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index this reporting period primarily due to favorable stock selection, which offset underperformance from sector allocation.

Stock selection in information technology (IT) and health care drove most of the Fund's relative outperformance versus the Index. Six of the Fund's top 10 contributing holdings were IT stocks and the other four were health care stocks. Within the IT sector, several of the Fund's top performers were software-as-a-service (SAAS) providers. SAAS providers have benefited from a generally strong demand environment, as enterprises continue to embark on digital transformation projects and employ cloud-based solutions to modernize their software and technology infrastructure, improve efficiency, enhance agility in responding to new business opportunities and harness data to make more informed business decisions. Although stock selection in the health care sector was a positive contributor to performance, the relative gain was partially offset by the negative impact of an overweight to the sector.

The communication services sector was the largest detractor from relative performance due to underperformance from both stock selection and an overweight allocation in the sector. Within communication services, the Fund held a large position in a global communications platform whose share price ended the reporting period lower. Stock selection and an underweight allocation in the consumer discretionary sector also dampened relative gains. A position in a London-based global online marketplace for luxury goods was the Fund's largest detractor in the sector. Stock selection in industrials hurt relative results, led by weak performance from a global ride sharing platform, but the negative impact was softened by the benefit of an underweight allocation to the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 11/30/19
Amazon.com, Inc.	6.3%
Intuitive Surgical, Inc.	5.8
Illumina, Inc.	4.8
Spotify Technology SA	4.7
Uber Technologies, Inc.	4.7
Okta, Inc.	4.2
Twitter, Inc.	3.9
Coupa Software, Inc.	3.8
MongoDB, Inc.	3.8
Shopify, Inc., Class A	3.6
TOP FIVE INDUSTRIES as of 11/30/19
Information Technology Services	17.8%
Software	16.8
Internet & Direct Marketing Retail	12.0
Life Sciences Tools & Services	10.5
Entertainment	9.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

Under normal circumstances, the Fund's assets will be invested primarily in a portfolio of common stocks of companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Russell 3000® Growth Index, which as of December 31, 2018 was between $3.9 million and $768.7 billion. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks long-term capital appreciation by investing primarily in established and emerging companies. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund may invest in equity securities. The Fund may, but it is not required to, use derivative instruments as discussed herein. These derivative instruments will be counted toward the Fund's exposure in the types of securities listed in the Fund's prospectus to the extent they have economic characteristics similar to such securities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended November 30, 2019 (unaudited)
Symbol	Class A Shares* (since 07/28/97) CPOAX		Class L Shares** (since 07/28/97) CPOCX	Class I Shares*** (since 07/28/97) CPODX	Class C Shares† (since 04/30/15) MSCMX		Class IS Shares†† (since 09/13/13) MCRTX	Class IR Shares††† (since 07/12/19) MBIRX
1 Year	21.87 15.47[4]	%[3]	21.29 —%[3]	22.17 —%[3]	21.00 20.00[4]	%[3]	22.01 —%[3]	— —
5 Years	17.64[3] 16.38[4]		17.05[3] —	18.01[3] —	— —		18.03[3] —	— —
10 Years	17.28[3] 16.65[4]		16.60[3] —	17.62[3] —	— —		— —	— —
Since Inception	10.49[3] 10.22[4]		9.75[3] —	10.77[3] —	17.44[3] 17.44[4]		18.51[3] —	–4.84 —%[3]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I, Class C, Class IS and Class IR shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  Class L has no sales charge. Class L shares are closed to new investments.

***  Class I has no sales charge.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class IS has no sales charge.

†††  Class IR has no sales charge.

(1)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on November 30, 2019.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 06/01/19 – 11/30/19.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	06/01/19	11/30/19	06/01/19 – 11/30/19
Class A
Actual (5.43% return)	$1,000.00	$1,054.30	$6.18	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.07	(1)
Class L
Actual (5.18% return)	$1,000.00	$1,051.80	$8.38	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.90	$8.24	(1)
Class I
Actual (5.57% return)	$1,000.00	$1,055.70	$4.79	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.41	$4.71	(1)
Class C
Actual (5.05% return)	$1,000.00	$1,050.50	$9.87	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.44	$9.70	(1)
Class IS
Actual (5.41% return)	$1,000.00	$1,054.10	$4.07	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.11	$4.00	(1)
Class IR(3)
Actual (–4.84% return)	$1,000.00	$951.60	$2.86	(2)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.11	$2.96	(2)

  (1)  Expenses are equal to the Fund's annualized expense ratios of 1.20%, 1.63%, 0.93%, 1.92% and 0.79% for Class A, Class L, Class I, Class C and Class IS shares, respectively, multiplied by the average account value over the period and multiplied by 183/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.21%, 1.64%, 0.94%, 1.93% and 0.80% for Class A, Class L, Class I, Class C and Class IS shares, respectively.

  (2)  Expenses are equal to the Fund's annualized expense ratio of 0.77% for Class IR shares, multiplied by the average account value over the period and multiplied by 139/365 (to reflect the actual days accrued in the period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.81% for Class IR shares.

  (3)  The Fund commenced offering of Class IR shares on July 12, 2019.

Morgan Stanley Insight Fund

Portfolio of Investments  ■  November 30, 2019

NUMBER OF SHARES		VALUE
	Common Stocks (97.6%)
	Biotechnology (1.0%)
115,871	Alnylam Pharmaceuticals, Inc. (a)	$13,573,129
367,280	Moderna, Inc. (a)	7,477,821
		21,050,950
	Entertainment (9.8%)
446,744	Roku, Inc. (a)	71,644,335
677,830	Spotify Technology SA (a)	96,624,666
220,653	Walt Disney Co. (The)	33,446,582
		201,715,583
	Health Care Equipment & Supplies (9.3%)
319,063	DexCom, Inc. (a)	72,526,211
201,188	Intuitive Surgical, Inc. (a)	119,284,365
		191,810,576
	Health Care Providers & Services (2.1%)
638,602	Covetrus, Inc. (a)	9,138,394
431,010	Guardant Health, Inc. (a)	33,476,547
		42,614,941
	Health Care Technology (6.3%)
10,234	Agilon Health Topco, Inc. (a)(b)(c) (acquisition cost - $3,870,089; acquired 11/07/18)	4,599,774
836,683	Inspire Medical Systems, Inc. (a)	59,371,025
444,500	Veeva Systems, Inc., Class A (a)	66,310,510
		130,281,309
	Information Technology Services (17.8%)
43,693	Adyen N.V. (a)	33,515,718
522,994	MongoDB, Inc. (a)	77,769,208
659,973	Okta, Inc. (a)	85,651,296
219,157	Shopify, Inc., Class A (a)	73,801,119
NUMBER OF SHARES		VALUE
469,792	Square, Inc., Class A (a)	$32,472,023
618,764	Twilio, Inc., Class A (a)	63,905,946
		367,115,310
	Interactive Media & Services (7.7%)
947,984	Pinterest, Inc., Class A (a)	18,466,729
2,019,521	Snap, Inc., Class A (a)	30,797,695
2,616,641	Twitter, Inc. (a)	80,880,373
720,858	Zillow Group, Inc., Class C (a)	28,221,591
		158,366,388
	Internet & Direct Marketing Retail (11.6%)
72,040	Amazon.com, Inc. (a)	129,729,632
536,032	Chewy, Inc., Class A (a)	13,272,152
1,777,409	Farfetch Ltd., Class A (a)	17,702,994
85,871	MercadoLibre, Inc. (a)	49,854,985
1,431,781	Overstock.com, Inc. (a)	10,867,218
216,221	Wayfair, Inc., Class A (a)	18,361,487
		239,788,468
	Life Sciences Tools & Services (10.5%)
901,243	10X Genomics, Inc. (a)(d) (acquisition cost - $2,947,065; acquired 12/19/14)	55,752,319
310,310	Illumina, Inc. (a)	99,535,036
2,262,601	NanoString Technologies, Inc. (a)	60,909,219
		216,196,574
	Road & Rail (4.7%)
3,238,776	Uber Technologies, Inc. (a)	95,867,770
	Software (16.8%)
699,788	Avalara, Inc. (a)	54,604,458
516,789	Coupa Software, Inc. (a)	79,321,944
2,651,110	Slack Technologies, Inc., Class A (a)	60,498,330
1,284,692	Smartsheet, Inc., Class A (a)	60,932,942

See Notes to Financial Statements

Morgan Stanley Insight Fund

Portfolio of Investments  ■  November 30, 2019 continued

NUMBER OF SHARES		VALUE
233,977	Trade Desk, Inc. (The), Class A (a)	$61,615,503
406,809	Zoom Video Communications, Inc., Class A (a)	30,307,270
		347,280,447
	Total Common Stocks (Cost $1,767,846,432)	2,012,088,316
	Preferred Stocks (0.5%)
	Electronic Equipment, Instruments & Components (0.1%)
82,075	Magic Leap, Series C (a)(b)(c) (acquisition cost - $1,890,434; acquired 12/22/15)	2,121,639
	Internet & Direct Marketing Retail (0.4%)
58,155	Airbnb, Inc., Series D (a)(b)(c) (acquisition cost - $2,367,666; acquired 04/16/14)	7,621,213
	Software (0.0%)
197,427	Lookout, Inc., Series F (a)(b)(c) (acquisition cost - $2,255,228; acquired 06/17/14)	533,053
	Total Preferred Stocks (Cost $6,513,328)	10,275,905
NUMBER OF SHARES		VALUE
	Short-Term Investment (2.0%)
	Investment Company
40,667	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 9) (Cost $40,666,540)	$40,666,540
Total Investments Excluding Purchased Options (Cost $1,815,026,300)	100.1%	2,063,030,761
Total Purchased Options Outstanding (Cost $5,146,301)	0.1%	1,351,961
Total Investments (Cost $1,820,172,601) (e)	100.2%	2,064,382,722
Liabilities in Excess of Other Assets	(0.2)	(3,400,327)
Net Assets	100.0%	$2,060,982,395

  (a)  Non-income producing security.

  (b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at November 30, 2019 amounts to $14,875,679 and represents 0.7% of net assets.

  (c)  At November 30, 2019, the Fund held fair valued securities valued at $14,875,679, representing 0.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Portfolio of Investments  ■  November 30, 2019 continued

  (d)  Security has been deemed by the investment manager to be illiquid and is subject to restrictions on resale. At November 30, 2019, this security amounted to $55,752,319, which represents 2.7% of net assets of the Fund.

  (e)  At November 30, 2019, the aggregate cost for federal income tax purposes is $1,837,097,868. The aggregate gross unrealized appreciation is $380,856,148 and the aggregate gross unrealized depreciation is $153,571,294, resulting in net unrealized appreciation of $227,284,854.

Call Options Purchased:

The Fund had the following call options purchased open at November 30, 2019:

COUNTERPARTY	DESCRIPTION	STRIKE PRICE		EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000)	VALUE	PREMIUMS PAID	UNREALIZED DEPRICIATION
BNP Paribas	USD/CNH	CNH	7.58	Jan-20	189,470,483	189,470	$27,284	$969,925	$(942,641)
Royal Bank of Scotland	USD/CNH	CNH	7.85	Jun-20	374,408,904	374,409	539,523	1,931,950	(1,392,427)
Royal Bank of Scotland	USD/CNH	CNH	8.09	Sep-20	415,865,588	415,866	785,154	2,244,426	(1,459,272)
							$1,351,961	$5,146,301	$(3,794,340)

Currency Abbreviations:

CNH  Chinese Yuan Renminbi Offshore.

USD  United States Dollar.

Summary of Investments
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology Services	$367,115,310	17.8%
Software	347,813,500	16.8
Internet & Direct Marketing Retail	247,409,681	12.0
Life Sciences Tools & Services	216,196,574	10.5
Entertainment	201,715,583	9.8
Health Care Equipment & Supplies	191,810,576	9.3
Interactive Media & Services	158,366,388	7.7
Health Care Technology	130,281,309	6.3
Road & Rail	95,867,770	4.6
Health Care Providers & Services	42,614,941	2.0
Investment Company	40,666,540	2.0
Biotechnology	21,050,950	1.0
Electronic Equipment, Instruments & Components	2,121,639	0.1
Purchased Options	1,351,961	0.1
	$2,064,382,722	100.0%

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Statements

Statement of Assets and Liabilities November 30, 2019

Assets:
Investments in securities, at value (cost $1,779,506,061)	$2,023,716,182
Investment in affiliate, at value (cost $40,666,540)	40,666,540
Total investments in securities, at value (cost $1,820,172,601)	2,064,382,722
Receivable for:
Shares of beneficial interest sold	1,760,035
Dividends	273,543
Securities lending income	135,959
Dividends from affiliate	27,807
Prepaid expenses and other assets	166,862
Total Assets	2,066,746,928
Liabilities:
Due to broker	1,460,000
Payable for:
Shares of beneficial interest redeemed	2,418,699
Advisory fee	1,035,354
Transfer and sub transfer agent fees	371,906
Distribution fee	315,094
Administration fee	128,944
Accrued expenses and other payables	34,536
Total Liabilities	5,764,533
Net Assets	$2,060,982,395
Composition of Net Assets:
Paid-in-capital	$1,713,878,450
Total distributable earnings	347,103,945
Net Assets	$2,060,982,395
Class A Shares:
Net Assets	$1,047,509,490
Shares Outstanding (unlimited shares authorized, $0.01 par value)	23,890,810
Net Asset Value Per Share	$43.85
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$46.28
Class L Shares:
Net Assets	$31,998,253
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,024,947
Net Asset Value Per Share	$31.22
Class I Shares:
Net Assets	$730,089,920
Shares Outstanding (unlimited shares authorized, $0.01 par value)	14,938,779
Net Asset Value Per Share	$48.87
Class C Shares:
Net Assets	$117,695,512
Shares Outstanding (unlimited shares authorized, $0.01 par value)	3,831,739
Net Asset Value Per Share	$30.72
Class IS Shares:
Net Assets	$423,197
Shares Outstanding (unlimited shares authorized, $0.01 par value)	8,627
Net Asset Value Per Share	$49.05
Class IR Shares:
Net Assets	$133,266,023
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,710,570
Net Asset Value Per Share	$49.17

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Statements continued

Statement of Operations For the year ended November 30, 2019

Net Investment Loss: Income
Income from securities loaned - net	$4,218,277
Dividends from affiliate (Note 9)	1,872,296
Dividends	1,679,155
Total Income	7,769,728
Expenses
Advisory fee (Note 4)	11,016,342
Distribution fee (Class A shares) (Note 5)	2,398,967
Distribution fee (Class B shares) (Note 5)*	3,283
Distribution fee (Class L shares) (Note 5)	233,484
Distribution fee (Class C shares) (Note 5)	741,260
Administration fee (Note 4)	1,352,925
Sub transfer agent fees and expenses (Class A shares)	1,136,220
Sub transfer agent fees and expenses (Class B shares)*	395
Sub transfer agent fees and expenses (Class L shares)	21,833
Sub transfer agent fees and expenses (Class I shares)	596,674
Sub transfer agent fees and expenses (Class C shares)	59,006
Professional fees	167,772
Transfer agent fees and expenses (Class A shares) (Note 7)	168,086
Transfer agent fees and expenses (Class B shares) (Note 7)*	1,170
Transfer agent fees and expenses (Class L shares) (Note 7)	9,284
Transfer agent fees and expenses (Class I shares) (Note 7)	63,526
Transfer agent fees and expenses (Class C shares) (Note 7)	26,057
Transfer agent fees and expenses (Class IS shares) (Note 7)	1,418
Transfer agent fees and expenses (Class IR shares) (Note 7)	700
Registration fees	301,206
Shareholder reports and notices	201,306
Trustees' fees and expenses	181,186
Custodian fees (Note 8)	49,297
Other	95,919
Total Expenses	18,827,316
Less: rebate from Morgan Stanley affiliated cash sweep (Note 9)	(170,424)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)*	(757)
Less: reimbursement of class specific expenses (Class IS shares) (Note 4)	(23)
Less: reimbursement of expenses (Class IR shares) (Note 4)	(11,374)
Net Expenses	18,644,738
Net Investment Loss	(10,875,010)
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	155,544,896
Foreign currency translation	(3,689)
Net Realized Gain	155,541,207
Change in Unrealized Appreciation (Depreciation) on:
Investments	85,580,496
Net Gain	241,121,703
Net Increase	$230,246,693

*  All Class B shares were redeemed/converted to class A shares as of May 21, 2019.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED NOVEMBER 30, 2019	FOR THE YEAR ENDED NOVEMBER 30, 2018
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(10,875,010)	$(4,078,834)
Net realized gain	155,541,207	81,643,026
Net change in unrealized appreciation (depreciation)	85,580,496	29,279,293
Net Increase	230,246,693	106,843,485
Dividends and Distributions to Shareholders:
Class A shares	(51,484,042)	(70,640,479)
Class B shares*	(109,991)	(399,830)
Class L shares	(3,141,353)	(7,785,040)
Class I shares	(19,705,307)	(18,648,154)
Class C shares	(3,223,954)	(834,703)
Class IS shares	(205,167)	(2,854)
Total Dividends and Distributions to Shareholders	(77,869,814)	(98,311,060)
Net increase from transactions in shares of beneficial interest	959,739,554	514,267,562
Net Increase	1,112,116,433	522,799,987
Net Assets:
Beginning of period	948,865,962	426,065,975
End of Period	$2,060,982,395	$948,865,962

*  All Class B shares were redeemed/converted to class A shares as of May 21, 2019.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019

1. Organization and Accounting Policies

Morgan Stanley Insight Fund (the "Fund") (name changed on February 11, 2019, formerly Morgan Stanley Multi Cap Growth Trust) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek long-term capital appreciation. The Fund was organized as a Massachusetts business trust on October 17, 1995 and commenced operations on February 27, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares, Class C shares, Class IS shares and Class IR shares. The seven classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, most Class B shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares, Class I shares, Class IS shares and Class IR shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares and Class C shares incur distribution expenses.

On July 12, 2019, the Fund commenced offering Class IR shares. The Fund suspended offering Class B and Class L shares to all investors (February 25, 2013 and April 30, 2015, respectively). Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions. Effective February 28, 2019, Class B shares generally converted to Class A shares approximately six years after the end of the calendar month in which the shares were purchased. As of the reporting period, all Class B shares were redeemed/converted to Class A shares and there were no shares outstanding. Accordingly, no financial highlights have been presented for Class B.

The following is a summary of significant accounting policies:

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) certain portfolio securities may be valued by an outside pricing

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If the Adviser, a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

E. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

the borrowers and compensation to the lending agent, and is recorded as "Income from securities loaned — net" in the Fund's Statement of Operations.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

As of November 30, 2019, there were no securities out on loan.

F. Repurchase Agreements — The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

G. Restricted Securities — The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities, if any, are identified in the Portfolio of Investments.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2019:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Biotechnology	$21,050,950	$—	$—	$21,050,950
Entertainment	201,715,583	—	—	201,715,583
Health Care Equipment & Supplies	191,810,576	—	—	191,810,576
Health Care Providers & Services	42,614,941	—	—	42,614,941
Health Care Technology	125,681,535	—	4,599,774	130,281,309
Information Technology Services	367,115,310	—	—	367,115,310
Interactive Media & Services	158,366,388	—	—	158,366,388
Internet & Direct Marketing Retail	239,788,468	—	—	239,788,468
Life Sciences Tools & Services	160,444,255	55,752,319	—	216,196,574
Road & Rail	95,867,770	—	—	95,867,770
Software	347,280,447	—	—	347,280,447
Total Common Stocks	1,951,736,223	55,752,319	4,599,774	2,012,088,316
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	2,121,639	2,121,639
Internet & Direct Marketing Retail	—	—	7,621,213	7,621,213
Software	—	—	533,053	533,053
Total Preferred Stocks	—	—	10,275,905	10,275,905
Call Options Purchased	—	1,351,961	—	1,351,961
Short-Term Investment
Investment Company	40,666,540	—	—	40,666,540
Total Assets	$1,992,402,763	$57,104,280	$14,875,679	$2,064,382,722

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK	PREFERRED STOCKS
Beginning Balance	$3,870,089	$22,014,195
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	(12,422,560)
Change in unrealized appreciation (depreciation)	729,685	684,270
Realized gains (losses)	—	—
Ending Balance	$4,599,774	$10,275,905
Net change in unrealized appreciation (depreciation) from investments still held as of November 30, 2019	$729,685	$684,270

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of November 30, 2019. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of November 30, 2019.

	FAIR VALUE AT NOVEMBER 30, 2019	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	AMOUNT OR RANGE/ WEIGHTED AVERAGE*	IMPACT TO VALUATION FROM AN INCREASE IN INPUT**
Common Stock	$4,599,774	Market Transaction Method	Precedent Transaction	$449.46	Increase
Preferred Stocks	$10,275,905	Market Transaction Method	Precedent Transaction	$27.00	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	13.0%–24.5%/16.09%	Decrease
		Perpetual	Growth Rate	3.0%–4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	0.8x–13.8x/5.8x	Increase
			Discount for Lack of Marketability	9.0%–18.0%/11.07%	Decrease

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

FAIR VALUE AT NOVEMBER 30, 2019	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	AMOUNT OR RANGE/ WEIGHTED AVERAGE*	IMPACT TO VALUATION FROM AN INCREASE IN INPUT**
	Comparable Transactions	Enterprise Value/ Revenue	2.3x–4.9x/3.3x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options — In respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of November 30, 2019:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Currency Risk	Investments, at Value (Purchased Options)	$1,351,961	(a)

(a)  Amounts are included in Investments in securities in the Statement of Assets and Liabilities.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended November 30, 2019 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	PURCHASED OPTIONS(b)
Currency Risk	$(2,118,504)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	PURCHASED OPTIONS(b)
Currency Risk	$(3,113,352)

(b)  Amount are included in Realized and Unrealized Gain (Loss) on Investments in the Statement of Operations.

At November 30, 2019, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES	ASSETS(c)		LIABILITIES(c)
Purchased Options	$1,351,961	(a)	$—

(a)  Amounts are included in Investments in securities in the Statement of Assets and Liabilities.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of November 30, 2019:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(d)	NET AMOUNT (NOT LESS THAN $0)
BNP Paribas	$27,284	$—	$(27,284)	$0
Royal Bank of Scotland	1,324,677	—	(1,324,677)	0
Total	$1,351,961	$—	$(1,351,961)	$0

(d)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended November 30, 2019, the average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	691,646,331

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets exceeding $3 billion. For the year ended November 30, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.27% for Class A, 2.02% for Class B, 1.77% for Class L, 0.92% for Class I, 2.02% for Class C, 0.85% for Class IS and 0.85% for Class IR (effective July 15, 2019). The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended November 30, 2019, $12,154 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; (iii) Class L — up to 0.75% of the average daily net assets of Class L shares; and (iv) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may or may not be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. As of the reporting period, all Class B shares were redeemed/converted to Class A shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.75% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended November 30, 2019, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.75% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 2019, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $163,105 and $42,043, respectively, and received $2,789,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED NOVEMBER 30, 2019		FOR THE YEAR ENDED NOVEMBER 30, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	20,391,752	$850,366,383	9,525,653	$370,888,807
Conversion from Class B	29,005	1,171,859	17,358	640,744
Reinvestment of distributions	1,437,102	50,624,623	2,121,419	68,891,437
Redeemed	(14,154,418)	(576,146,969)	(3,126,893)	(117,915,752)
Net increase — Class A	7,703,441	326,015,896	8,537,537	322,505,236
CLASS B SHARES*
Exchanged	4,226	101,883	12,280	332,663
Conversion to Class A	(41,351)	(1,171,859)	(23,760)	(640,744)
Reinvestment of distributions	4,500	109,747	16,657	396,107
Redeemed	(5,025)	(135,690)	(10,581)	(271,383)
Net decrease — Class B	(37,650)	(1,095,919)	(5,404)	(183,357)
CLASS L SHARES
Exchanged	3,226	82,000	4,805	116,423
Reinvestment of distributions	120,388	3,021,754	311,177	7,497,919
Redeemed	(128,046)	(3,520,419)	(138,321)	(3,795,095)
Net increase (decrease) — Class L	(4,432)	(416,665)	177,661	3,819,247
CLASS I SHARES
Sold	17,742,740	817,693,352	6,368,361	265,873,974
Reinvestment of distributions	487,663	19,214,806	507,703	18,168,418
Redeemed	(9,218,692)	(414,426,216)	(2,940,961)	(122,597,820)
Net increase — Class I	9,011,711	422,481,942	3,935,103	161,444,572
CLASS C SHARES
Sold	3,246,095	94,572,595	975,386	27,812,861
Reinvestment of distributions	126,376	3,177,290	34,206	825,111
Redeemed	(535,274)	(14,950,085)	(98,137)	(2,704,873)
Net increase — Class C	2,837,197	82,799,800	911,455	25,933,099
CLASS IS SHARES
Sold	1,609,293	75,398,760	21,899	962,045
Reinvestment of distributions	4,296	204,258	—	—
Redeemed	(1,621,817)	(83,690,927)	(5,355)	(213,280)
Net increase (decrease) — Class IS	(8,228)	(8,087,909)	16,544	748,765
CLASS IR SHARES
Sold	2,710,570 **	138,042,409 **	—	—
Net increase in Fund	22,212,609	$959,739,554	13,572,896	$514,267,562

*  All Class B shares were redeemed/converted to class A shares as of May 21, 2019.

**  For the period July 12, 2019 through November 30, 2019.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

7. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

8. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

9. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2019, aggregated $2,336,768,960 and $1,482,819,747, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended November 30, 2019, advisory fees paid were reduced by $170,424 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended November 30, 2019 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE NOVEMBER 30, 2018	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE NOVEMBER 30, 2019
Liquidity Funds	$26,102,451	$1,460,127,785	$1,445,563,696	$1,872,296	$—	$—	$40,666,540

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended November 30, 2019, the Fund did not engage in cross-trade transactions.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended November 30, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 DISTRIBUTIONS PAID FROM:		2018 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$25,798,557	$52,071,257	$13,459,213	$84,851,847

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at November 30, 2019:

TOTAL DISTRIBUTABLE EARNINGS	PAID-IN-CAPITAL
$(39,777,781)	$39,777,781

At November 30, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$5,798,703	$114,046,235

11. Risks Relating to Certain Financial Instruments

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Morgan Stanley Insight Fund

Notes to Financial Statements  ■  November 30, 2019 continued

12. Credit Facility

The Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended November 30, 2019, the Fund did not have any borrowings under the Facility.

13. Other

At November 30, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 34.7%.

Morgan Stanley Insight Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED NOVEMBER 30,
	2019		2018		2017		2016(1)		2015
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$39.12		$40.28		$31.06		$35.07		$35.01
Income (loss) from investment operations:
Net investment loss(2)	(0.29)		(0.24)		(0.30)		(0.20)		(0.32)
Net realized and unrealized gain (loss)	8.07		8.25		12.43		(1.00)		2.67
Total income (loss) from investment operations	7.78		8.01		12.13		(1.20)		2.35
Less distributions from net realized gain	(3.05)		(9.17)		(2.91)		(2.81)		(2.29)
Net asset value, end of period	$43.85		$39.12		$40.28		$31.06		$35.07
Total Return(3)	21.87%		24.69%		42.79%		(3.52)%		7.63%
Ratios to Average Net Assets:
Net expenses	1.16	%(4)	1.14	%(4)	1.23	%(4)(5)	1.23	%(4)(6)	1.25	%(4)(5)
Net investment loss	(0.70	)%(4)	(0.64	)%(4)	(0.86	)%(4)(5)	(0.65	)%(4)(6)	(0.96	)%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$1,047,509		$633,294		$308,159		$240,399		$282,164
Portfolio turnover rate	93%		73%		69%		46%		28%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2017	1.26%	(0.89)%
November 30, 2015	1.27	(0.98)

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2016	1.24%	(0.66)%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2019		2018		2017		2016(1)		2015
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$28.88		$32.18		$25.51		$29.46		$29.93
Income (loss) from investment operations:
Net investment loss(2)	(0.35)		(0.30)		(0.38)		(0.30)		(0.42)
Net realized and unrealized gain (loss)	5.74		6.17		9.96		(0.84)		2.24
Total income (loss) from investment operations	5.39		5.87		9.58		(1.14)		1.82
Less distributions from net realized gain	(3.05)		(9.17)		(2.91)		(2.81)		(2.29)
Net asset value, end of period	$31.22		$28.88		$32.18		$25.51		$29.46
Total Return(3)	21.29%		24.10%		42.02%		(4.04)%		7.11%
Ratios to Average Net Assets:
Net expenses	1.63	%(4)	1.62	%(4)	1.76	%(4)(5)	1.77	%(4)(5)	1.76	%(4)(5)
Net investment loss	(1.20	)%(4)	(1.08	)%(4)	(1.39	)%(4)(5)	(1.19	)%(4)(5)	(1.47	)%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$31,998		$29,730		$27,412		$23,398		$28,861
Portfolio turnover rate	93%		73%		69%		46%		28%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2017	1.80%	(1.43)%
November 30, 2016	1.78	(1.20)
November 30, 2015	1.80	(1.51)

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2019		2018		2017		2016(1)		2015
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$43.14		$43.40		$33.15		$37.12		$36.79
Income (loss) from investment operations:
Net investment loss(2)	(0.20)		(0.16)		(0.19)		(0.11)		(0.22)
Net realized and unrealized gain (loss)	8.98		9.07		13.35		(1.05)		2.84
Total income (loss) from investment operations	8.78		8.91		13.16		(1.16)		2.62
Less distributions from net realized gain	(3.05)		(9.17)		(2.91)		(2.81)		(2.29)
Net asset value, end of period	$48.87		$43.14		$43.40		$33.15		$37.12
Total Return(3)	22.17%		25.06%		43.23%		(3.20)%		8.02%
Ratios to Average Net Assets:
Net expenses	0.90	%(4)	0.85	%(4)	0.91	%(4)(5)	0.92	%(4)(5)	0.90	%(4)(5)
Net investment loss	(0.43	)%(4)	(0.38	)%(4)	(0.52	)%(4)(5)	(0.34	)%(4)(5)	(0.61	)%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$730,090		$255,670		$86,453		$53,851		$60,534
Portfolio turnover rate	93%		73%		69%		46%		28%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2017	0.95%	(0.56)%
November 30, 2016	0.94	(0.36)
November 30, 2015	0.92	(0.63)

(6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,								FOR THE PERIOD
									APRIL 30, 2015(2) TO
	2019		2018		2017		2016(1)		NOVEMBER 30, 2015
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$28.53		$31.96		$25.41		$29.42		$28.60
Income (loss) from investment operations:
Net investment loss(3)	(0.42)		(0.42)		(0.44)		(0.36)		(0.30)
Net realized and unrealized gain (loss)	5.66		6.16		9.90		(0.84)		1.13
Total income (loss) from investment operations	5.24		5.74		9.46		(1.20)		0.83
Less distributions from net realized gain	(3.05)		(9.17)		(2.91)		(2.81)		(0.01)
Net asset value, end of period	$30.72		$28.53		$31.96		$25.41		$29.42
Total Return(4)	21.00%		23.77%		41.68%		(4.27)%		2.91	%(8)
Ratios to Average Net Assets:
Net expenses	1.90	%(5)	1.89	%(5)	2.02	%(5)(6)	2.02	%(5)(6)	2.02	%(5)(6)(9)
Net investment loss	(1.44	)%(5)	(1.49	)%(5)	(1.58	)%(5)(6)	(1.42	)%(5)(6)	(1.76	)%(5)(6)(9)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)(9)
Supplemental Data:
Net assets, end of period, in thousands	$117,696		$28,371		$2,656		$1,107		$693
Portfolio turnover rate	93%		73%		69%		46%		28%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2017	2.13%	(1.69)%
November 30, 2016	2.21	(1.61)
November 30, 2015(9)	2.38	(2.12)

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2019		2018		2017		2016(1)		2015
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$43.34		$43.55		$33.23		$37.18		$36.83
Income (loss) from investment operations:
Net investment loss(2)	(0.11)		(0.24)		(0.18)		(0.08)		(0.20)
Net realized and unrealized gain (loss)	8.87		9.20		13.41		(1.06)		2.84
Total income (loss) from investment operations	8.76		8.96		13.23		(1.14)		2.64
Less distributions from net realized gain	(3.05)		(9.17)		(2.91)		(2.81)		(2.29)
Net asset value, end of period	$49.05		$43.34		$43.55		$33.23		$37.18
Total Return(3)	22.01%		25.09%		43.35%		(3.13)%		8.07%
Ratios to Average Net Assets:
Net expenses	0.77	%(4)(5)	0.84	%(4)(5)	0.85	%(4)(5)	0.83	%(4)(5)(6)	0.85	%(4)(5)
Net investment loss	(0.22	)%(4)(5)	(0.57	)%(4)(5)	(0.48	)%(4)(5)	(0.25	)%(4)(5)(6)	(0.55	)%(4)(5)
Rebate from Morgan Stanley affiliate 0.01%	0.01%		0.00	%(7)	0.00	%(7)	0.00%		(7)
Supplemental Data:
Net assets, end of period, in thousands	$423		$730		$14		$10		$12
Portfolio turnover rate	93%		73%		69%		46%		28%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2019	0.78%	(0.23)%
November 30, 2018	2.80	(2.53)
November 30, 2017	17.07	(16.70)
November 30, 2016	19.43	(18.85)
November 30, 2015	15.68	(15.38)

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2016	0.84%	(0.26)%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Financial Highlights continued

	FOR THE PERIOD JULY 12, 2019(1) TO NOVEMBER 30, 2019
Class IR Shares
Selected Per Share Data:
Net asset value, beginning of period	$51.67
Loss from investment operations:
Net investment loss(2)	(0.05)
Net realized and unrealized loss	(2.45)
Total loss from investment operations	(2.50)
Net asset value, end of period	$49.17
Total Return(3)	(4.84	)%(6)
Ratios to Average Net Assets:
Net expenses	0.77	%(4)(5)(7)
Net investment loss	(0.28	)%(4)(5)(7)
Rebate from Morgan Stanley affiliate	0.01	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$133,266
Portfolio turnover rate	93%

(1)  Commencement of Offering.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
November 30, 2019	0.81%	(0.32)%

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Insight Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Insight Fund (formerly Morgan Stanley Multi Cap Growth Trust):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Insight Fund (formerly Morgan Stanley Multi Cap Growth Trust) (the "Fund"), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
January 22, 2020

Morgan Stanley Insight Fund

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group averages for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was lower than its peer group average and its actual management fee and total

Morgan Stanley Insight Fund

Investment Advisory Agreement Approval (unaudited) continued

expense ratio were higher than but close to its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's

Morgan Stanley Insight Fund

Investment Advisory Agreement Approval (unaudited) continued

operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Insight Fund

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Morgan Stanley Insight Fund

Privacy Notice (unaudited) continued  April 2019

Who we are
Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Insight Fund

Privacy Notice (unaudited) continued  April 2019

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Insight Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019)

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.

Morgan Stanley Insight Fund

Trustee and Officer Information (unaudited) continued

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Insight Fund

Trustee and Officer Information (unaudited) continued

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Insight Fund

Trustee and Officer Information (unaudited) continued

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.

Morgan Stanley Insight Fund

Trustee and Officer Information (unaudited) continued

Name, Birth Year and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Insight Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Birth Year and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014).
Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).
Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Insight Fund

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2019. For corporate shareholders, 5.25% of the dividends qualified for the dividends received deduction.

The Fund designated and paid $91,849,058 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended November 30, 2019. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $826,679 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Transfer Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP

1155 Avenue of the Americas

New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2020 Morgan Stanley

CPOANN
2882946 EXP. 01.31.2021

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2019

	Registrant		Covered Entities(1)
Audit Fees	$47,332		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$4,100	(3)	$532,939	(4)
All Other Fees	$—		$—	(5)
Total Non-Audit Fees	$4,100		$532,939

Total	$51,432		$532,939

2018

	Registrant		Covered Entities(1)
Audit Fees	$47,332		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$4,100	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$4,100		$11,536,270

Total	$51,432		$11,536,270

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)       This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer,

who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insight Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
January 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
January 16, 2020

/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 16, 2020